Dreyfus
New Leaders
Fund, Inc.
Annual Report


December 31, 1997

Dreyfus New Leaders Fund, Inc.

------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this annual report for Dreyfus New Leaders, Inc. for the 12-month period ended December 31, 1997. During this period that saw a strong upsurge in small capitalization stocks, followed by a strong downturn, your Fund produced a total return of 19.54%*. This compares with a total return of 22.36% for our benchmark, the Russell 2000 Index.**

Economic Review

   In 1997, the U.S. economy put in its best growth performance of this business cycle to date. In tandem, the labor market tightened markedly, marginally boosting wage inflation towards year end. Yet price inflation decelerated and bond yields fell. Although corporate profit growth was robust for much of the year, strains began to appear in the second half in some sectors. The Federal Reserve Board (the "Fed") tightened credit early in the year, then subsequently stayed on hold, torn between strong economic reports at home and worsening financial crises overseas.

   Real Gross Domestic Product (GDP) grew 3.8% in 1997, its best annual growth since 1988. Almost all the major sectors contributed to growth. Households enjoyed rising real incomes as wage increases outpaced price inflation. Moderate interest rates buoyed housing demand. Tightening factory capacity boosted capital spending, and until late in the year, steady foreign growth kept exports robust. That all these sectors grew simultaneously in a late phase of the business cycle was unusual. The year 1997 also saw a dramatic narrowing of the Federal budget deficit. It is likely that the associated drop in Federal borrowing boosted the supply of credit available to the private sector.

   As mentioned, overall corporate profit growth rebounded in 1997, after slowing in 1996. Profits from domestic sources generally did well. However, profits from international sources began to show strains in the second half, impacted by the rising dollar and by financial stresses overseas. More recently, profits at some companies have been slowed by price weakness.

   Economic data this winter showed that the economy was still quite strong although some leading statistics have begun to signal somewhat slower economic growth for 1998. First, recently slowing export orders and rising import orders imply a widening trade deficit. Second, the number of announced layoffs has begun to rise, indicating some future easing of labor market pressures. Should these leading statistics actually show up in a slowing of the economy, market expectations may shift to anticipate the possibility of a move by the Federal Reserve to ease credit. At the start of 1998, there was uncertainty about both the severity of Asian stresses and their impact on the U.S. economy.

Market Overview

   By virtually every measurement, 1997 was a historically favorable year for stocks. The 12-month gains, despite setbacks along the way, were impressive. However, the year ended on a note of uncertainty with no assurance that the gains of 1997 could be repeated in 1998.

   Index figures (price changes only, without including income) help tell the story: For the 12 months ended December 31, 1997, the Dow Jones Industrial Average (DJIA) rose by 22.64%, the broader Standard & Poor's 500 Composite Stock Index was up 31.01%, the Nasdaq Composite was up 21.64% and the Russell 2000, representing small capitalization stocks, gained 20.52%.

   The economic background, at least until October when Asia's troubles surfaced, was clearly favorable. So much so that economic commentators talked of the "Goldilocks economy" -- not too hot and not too cold. Unemployment was low, industrial production and other output measures continued to grow, yet price and wage inflation were not problems. By the end of the year, there was even talk that the next economic problem might be a touch of deflation.

   The market began the year by rebounding from earlier weakness. The signs in the market and the economy were so bullish that Chairman Alan Greenspan of the Federal Reserve Board (the "Fed") warned against "irrational exuberance" in December 1996, then followed that up on March 25, 1997 with an increase in short-term interest rates. That cooled off the stock market temporarily, but not for long. By early August, major stock market averages reached all-time record highs.

   As summer turned into autumn, however, doubts began to appear. There were worries about the profit outlook and worries that inflation might resume. The biggest negative influences, however, were the financial setbacks in Asia, starting with Thailand, Malaysia, the Philippines, Hong Kong and Indonesia, then spreading to South Korea and Japan. This raised questions for American investors about how our export orders might be affected, how the profits of U.S. multinationals would fare, and whether devaluation of Asian currencies would cause a flood of cheaper imported goods into the U.S.

   In view of these unsettling questions, it was impressive that the damage to U.S. stocks by year-end was comparatively limited. On October 27, the DJIA sank to 7161.15, a one-day loss of 7.18%, the worst since the big market sinking spell of ten years earlier. Yet by the end of the year, the Dow had bounced back to 7908.25, with other major indexes and averages following suit.

   For much of the year, large capitalization companies were in favor, though small caps staged an impressive rally in midyear. Among the best-performing industry groups were banks and other financial stocks, broadcasting, advertising, airlines, home construction and trucking. Consumer software, precious metals (particularly gold) and heavy industrial materials were among the laggards.

   Mergers and acquisitions were the driving force for some key stocks, particularly in the communications, finance and broadcasting industries. The merger pace was such that it seemed likely to carry over into 1998.

   The boom of 1997 gave rise to such terms as "new era" and "new paradigm" to describe the phenomenon of a stock market making new highs for three years in a row. Yet the clouds that appeared on the horizon late in the year place the burden of proof for 1998 on the "new era" advocates.

Portfolio Focus

   1997 was the third year in a row in which the small-capitalization stocks of the Russell 2000 Index underperformed the more popular Standard & Poor's 500 Composite Stock Price Index, which returned 33.35% in 1997. Small cap stocks dramatically outperformed the S&P 500 for a period last year when investors recognized that these younger companies possessed superior profit growth vis-a-vis larger cap stocks and that they would have less of an impact from a stronger U.S. dollar than multinational companies that derive a greater percentage of their sales from overseas. Unfortunately the Asian crises intervened, which caused investors to become more risk averse and concerned about the liquidity of small cap stocks. We remain optimistic about small caps, however, because we anticipate that the market will ultimately be disappointed by the impact that the Asian crises will have on the earnings of the large multinationals.

   A benign interest rate scenario combined with rapid industry consolidation propelled the financial services sector to be the largest contributor to your Fund's performance for the year. Executive Risk, an underwriter of liability insurance, was the biggest winner in this category followed by Dime Bancorp, the holding company for the Dime Savings Bank of New York which has been a successful turnaround story. The third best financial stock was Bank United Cl.A, a Texas thrift. Rounding out the winner's circle was Enhance Financial Services Group, a provider of financial guaranty insurance, and a top performer for a second year in a row. Our stock selection in this segment was such that there were no losing positions.

   The capital goods segment continued to be the beneficiary of strong domestic economic growth and takeover activity, and we remained overweight in this sector all year. Valve manufacturer Keystone International was acquired by industrial conglomerate Tyco International at a substantial premium in September. Titan International, a manufacturer of agricultural and industrial tires and wheels, was a notable underperformer in 1996. In 1997, however, the company saw its stock price benefit from the repurchase of its own stock and the introduction of its revolutionary new tire. For the benefit of new shareholders, a major theme of the Portfolio for over two years has been riding the commercial aerospace cycle, and it continues to pay dividends. Thiokol, a top performer last year, was the best performing stock in this sector as a result of the turnaround of its fastener division combined with its exposure to the strong commercial aerospace cycle. Another winner from last year, Rohr, agreed to be acquired by aerospace/chemical conglomerate B.F. Goodrich in September. On the other hand, Manitowoc, an ice machine and crane manufacturer which was one of our winners last year, underperformed when concerns that the Asian crisis would create a more competitive environment for its crane operation surfaced. We sold Harnischfeger Industries when the Asian crisis unfolded as we concluded that the stock would underperform with its paper machinery business' dependence on Asia. Wyman-Gordon is seeing its earnings suppressed by the need for downtime at one of its highest capacity forging presses during peak aerospace demand.

   In last year's letter, we mentioned our interest in increasing our exposure to health care. This proved to be a profitable endeavor for the Fund even though this was one of the Russell's poorer performing groups. In fact, health care stocks were one of the top contributors to your Fund's performance in 1997. The winner was Sepracor, where investors recognized the company's expertise in developing improved versions of existing drugs. Hospital management company Universal Health Services, Cl.B, was a top performer for the second year in a row. Watson Pharmaceuticals enjoyed a multiple expansion resulting from its transition toward becoming a balanced generic and branded drug company. Two stocks which we mistimed were STERIS and Forest Laboratories, Inc.

   The energy sector has lubricated the portfolio for a second year in a row. Global Industries was the best individual stock in your portfolio on top of being a very strong performer the year before. Other gushers were oilfield driller Pride International and west Texas oil and gas exploration and production company Titan. On the minus side, the initial public offering of Bayard Drilling was our biggest disappointment. Ocean Energy, which had been a terrific stock in 1996 and for most of last year, has underperformed as a result of weakening oil and gas prices and its announced merger with United Meridian Corp. We support the merger but management has indicated that patience may be needed near-term. Finally, we remain overweighted in the energy sector for the third year in a row. We believe that the Asian crisis will not derail the strong fundamentals which should propel this sector to the next millennium.

   The consumer sector has had some notable successes, although our selections matched but did not outperform their peer group. Our biggest winner was Chancellor Media Cl.A, which, as a result of the merger of Chancellor Broadcasting, Evergreen Media, and Viacom's radio division is now the second largest radio broadcaster after CBS Radio. Outdoor Systems, a leading major market billboard company, saw its share price appreciate smartly as it consolidated the outdoor advertising business. Consolidated Stores is the East Coast's leading participant in the highly profitable close-out retailing category. Book publisher Scholastic was a disappointment as its Goosebumps children's series was not well received in the marketplace. Finally, classic clothing retailer Talbots has not been able to effect an earnings turnaround despite its strong franchise. Our management style is to prune our losers, and if Talbots' new management doesn't improve the situation over the next two quarters, we will make the stock someone else's problem.

   We have some long-standing investments in the material and processing segment that continue to work well. A top performer last year, Crompton & Knowles, was again a winner, and it was joined this year by two other specialty chemical companies, Cambrex and OM Group. Disappointments included Osmonics, which is still trying to turn around within the highly competitive fluid processing industry, and the cyclically depressed polypropylene packaging manufacturer Applied Extrusion Technologies.

   The last 18 months have not been kind to small cap technology. The technology sector was the worst performer in 1997 for the Russell 2000 Index, and we remain underweighted going into 1998. Having said this, there are some notable success stories. Aspect Development, a provider of component and supplier management solutions to manufacturers, was the best performing technology stock in the portfolio. Other fortuitous endeavors included Novellus Systems, a supplier of capital equipment in the semiconductor industry, and Network Associates, a software concern created by the merger of McAfee Associates (one of our top performers in 1996) and Network General. On the negative side, the embedded software supplier, Rational Software, and corporate reseller, Vanstar Corporation (one of our winners in 1996) had earnings disappointments. Finally, Remedy, a supplier of help desk software, did not provide a cure for the portfolio, as investors became concerned about the acquisition of one of its competitors.

   It is incumbent upon us as we enter 1998 to be somewhat skeptical. It has escaped neither us nor our shareholders that the stock market has just completed three record-setting years. Selectivity and sticking to our time-tested money management disciplines will be critical in 1998. In this environment, we want to assure you that we believe we have the people and the processes in place to continue to generate competitive returns in the coming year.

                                       Sincerely,

               /s/ Hilary R. Woods                      /s/ Paul Kandel
               Hilary R. Woods                          Paul Kandel
               Co-Portfolio Manager                     Co-Portfolio Manager

January 16, 1997
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.

Dreyfus New Leaders Fund, Inc.                                December 31, 1997
-------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                        DREYFUS NEW LEADERS FUND, INC.
                           AND THE RUSSELL 2000 INDEX

                                    Dollars

$69,192
Dreyfus
New Leaders Fund

$48,239
Russell 2000 Index*



*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------------------------------------
       One Year Ended             Five Years Ended             Ten Years Ended        From Inception (1/29/85)
      December 31, 1997           December 31, 1997           December 31, 1997         to December 31, 1997
    --------------------        --------------------        --------------------     --------------------------
           19.54%                      16.30%                      17.06%                      16.15%

--------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus New Leaders Fund, Inc. on 1/29/85(Inception Date) to a $10,000 investment made in the Russell 2000 Index on that date. For comparative purposes, the value of the Index on 1/31/85 is used as the beginning value on 1/29/85. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus New Leaders Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments                                      December 31, 1997

Common Stocks--96.1%                                                                           Shares             Value
-------------------------------------------------------------------------------             -----------        -------------
     Commercial Services--3.7%   Outdoor Systems............................(a)                375,000          $ 14,390,625
                                 Reynolds & Reynolds, Cl. A....................                500,000             9,218,750
                                 Robert Half International..................(a)                200,000             8,000,000
                                                                                                                ------------
                                                                                                                  31,609,375
                                                                                                                -------------

       Consumer Durables--2.2%   Middleby ..................................(a)                350,000             2,734,375
                                 Sola International.........................(a)                262,500             8,531,250
                                 Toro..........................................                175,000             7,459,375
                                                                                                                ------------
                                                                                                                  18,725,000
                                                                                                                ------------

   Consumer Non-Durables--3.1%   Bush Boake Allen...........................(a)                215,000             5,630,312
                                 Movado........................................                450,000            10,350,000
                                 Warnaco Group, Cl. A..........................                325,000            10,196,875
                                                                                                                ------------
                                                                                                                  26,177,187
                                                                                                                ------------

       Consumer Services--8.5%   Chancellor Media, Cl. A....................(a)                225,000            16,790,625
                                 Cinar Films, Cl. B.........................(a)                 78,500             3,051,688
                                 Cracker Barrel Old Country Store..............                275,000             9,178,125
                                 Darden Restaurants............................                838,700            10,483,750
                                 Individual Investor Group..................(a)                307,692             1,923,075
                                 Meredith......................................                400,000            14,275,000
                                 Rio Hotel & Casino.........................(a)                360,000             7,560,000
                                 Sun International Hotels...................(a)                250,000             9,406,250
                                                                                                                ------------
                                                                                                                  72,668,513
                                                                                                                ------------

   Electronic Technology--4.5%   Applied Graphics Technology................(a)                126,000             6,709,500
                                 Aspect Telecommunications..................(a)                410,000             8,558,750
                                 FORE Systems ..............................(a)                450,000             6,862,500
                                 Sanmina....................................(a)                 80,000             5,420,000
                                 Thiokol.......................................                140,000            11,375,000
                                                                                                                ------------
                                                                                                                  38,925,750
                                                                                                                ------------

         Energy Minerals--4.3%   Bayard Drilling Technologies...............(a)                450,000             7,312,500
                                 EEX Corporation............................(a)                500,000             4,531,250
                                 ERG Spa.......................................              1,681,600             6,266,313
                                 Meridian Resource..........................(a)                865,080             8,272,328
                                 Ocean Energy...............................(a)                218,000            10,750,125
                                                                                                                ------------
                                                                                                                  37,132,516
                                                                                                                ------------

                Finance--22.0%   Amerin.....................................(a)                400,000            11,200,000
                                 Bank United, Cl. A............................                250,000            12,234,375
                                 Berkley (W.R.)................................                270,000            11,846,250
                                 Capital Re....................................                140,000             8,688,750
                                 CapMAC Holdings...............................                230,000             7,992,500
                                 Charter One Financial.........................                194,500            12,277,813

Dreyfus New Leaders Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                          December 31, 1997

Common Stocks (continued)                                                                      Shares             Value
-------------------------------------------------------------------------------             -----------        -------------
          Finance (continued)   Chittenden.....................................                212,500          $  7,437,500
                                 Colonial BancGroup............................                259,000             8,919,312
                                 Dime Bancorp..................................                400,000            12,100,000
                                 Enhance Financial Services Group..............                200,000            11,900,000
                                 Everest Reinsurance Holdings..................                300,000            12,375,000
                                 Executive Risk................................                211,900            14,793,268
                                 Frontier Insurance Group......................                374,800             8,573,550
                                 Ohio Casualty.................................                145,000             6,470,625
                                 Reliance Group Holdings.......................                810,000            11,441,250
                                 Terra Nova (Bermuda) Holdings, Cl. A..........                420,000            11,025,000
                                 TIG Holdings..................................                225,000             7,467,187
                                 Western National..............................                430,000            12,738,750
                                                                                                                ------------
                                                                                                                 189,481,130
                                                                                                                -------------

         Health Services--4.8%   Beverly Enterprises........................(a)                800,000            10,400,000
                                 Covance....................................(a)                500,000             9,937,500
                                 ICN Pharmaceuticals...........................                160,000             7,810,000
                                 PharMerica.................................(a)                295,815             3,069,081
                                 Universal Health Services, Cl. B...........(a)                200,000            10,075,000
                                                                                                                ------------
                                                                                                                  41,291,581
                                                                                                                ------------

       Health Technology--3.2%   Heska......................................(a)                490,000             6,063,750
                                 Mentor........................................                239,500             8,741,750
                                 Physio-Control International...............(a)                270,000             4,286,250
                                 Varian Associates.............................                165,300             8,357,981
                                                                                                                ------------
                                                                                                                  27,449,731
                                                                                                                ------------

     Industrial Services--3.9%   Culligan Water Technologies................(a)                170,000             8,542,500
                                 Global Industries..........................(a)              1,044,000            17,748,000
                                 IMCO Recycling................................                300,000             4,818,750
                                 Separation Technologies................(a,b,c)                 81,984               311,539
                                 Superior Energy Services...................(a)                212,000             2,146,500
                                                                                                                ------------
                                                                                                                  33,567,289
                                                                                                                ------------

     Non-Energy Minerals--2.1%   Minerals Technologies.........................                190,000             8,633,125
                                 Southdown.....................................                165,000             9,735,000
                                                                                                                ------------
                                                                                                                  18,368,125
                                                                                                                ------------

      Process Industries--7.3%   Albany International, Cl. A...................                330,000             7,590,000
                                 Applied Extrusion Technologies.............(a)                190,000             1,282,500
                                 Cambrex.......................................                231,400            10,644,400
                                 Crompton & Knowles............................                500,000            13,250,000
                                 Goodrich (B.F.)...............................                253,120            10,488,660
                                 OM Group......................................                272,000             9,962,000
                                 Westpoint Stevens..........................(a)                210,000             9,922,500
                                                                                                                ------------
                                                                                                                  63,140,060
                                                                                                                ------------

Dreyfus New Leaders Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                          December 31, 1997

Common Stocks (continued)                                                                      Shares             Value
-------------------------------------------------------------------------------             -----------        -------------
 Producer Manufacturing--11.0%   Coltec Industries..........................(a)                430,000          $  9,970,625
                                 Crane.........................................                180,000             7,807,500
                                 CTB International..........................(a)                400,000             5,700,000
                                 Gleason.......................................                332,300             8,951,331
                                 Harsco........................................                250,000            10,781,250
                                 Howmet International.......................(a)                545,000             8,140,938
                                 MagneTek...................................(a)                600,000            11,700,000
                                 Osmonics...................................(a)                254,800             4,029,025
                                 Titan International...........................                490,000             9,830,625
                                 UNOVA .....................................(a)                500,000             8,218,750
                                 Wyman-Gordon...............................(a)                500,000             9,812,500
                                                                                                                ------------
                                                                                                                  94,942,544
                                                                                                                ------------

            Retail Trade--3.7%   Consolidated Stores........................(a)                170,000             7,469,375
                                 General Nutrition..........................(a)                330,000            11,220,000
                                 Talbots.......................................                215,000             3,896,875
                                 Tiffany.......................................                255,000             9,195,937
                                                                                                                ------------
                                                                                                                  31,782,187
                                                                                                                ------------

     Technology Services--5.7%   Aspect Development.........................(a)                190,000             9,880,000
                                 CBT Group PLC, A.D.R.......................(a)                131,000            10,758,375
                                 Intuit.....................................(a)                225,000             9,281,250
                                 Network Associates.........................(a)                123,300             6,519,488
                                 Remedy.....................................(a)                180,000             3,780,000
                                 VIASOFT....................................(a)                204,000             8,619,000
                                                                                                                ------------
                                                                                                                  48,838,113
                                                                                                                ------------

          Transportation--1.4%   CNF Transportation............................                200,000             7,675,000
                                 Wisconsin Central Transportation...........(a)                191,300             4,471,638
                                                                                                                ------------
                                                                                                                  12,146,638
                                                                                                                ------------

               Utilities--4.7%   Calpine....................................(a)                329,000             4,893,875
                                 Illinova......................................                285,000             7,677,187
                                 ITC DeltaCom...............................(a)                440,000             7,260,000
                                 Metromedia Fiber Network, Cl. A............(a)                380,000             6,317,500
                                 NEXTLINK Communications....................(a)                280,000             5,967,500
                                 Premisys Communications....................(a)                314,000             8,203,250
                                                                                                                ------------
                                                                                                                  40,319,312
                                                                                                                ------------
                                 TOTAL COMMON STOCKS
                                   (cost $611,281,388).........................                                 $826,565,051
                                                                                                                ============

Dreyfus New Leaders Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                          December 31, 1997

Preferred Stocks--.2%                                                                          Shares             Value
-------------------------------------------------------------------------------             -----------        -------------
      Industrial Services--.1%   Separation Technologies,
                                    Ser. A, 6%, Cum. Conv...............(a,b,c)                243,385          $    924,863
                                                                                                                ------------

               Technology--.1%   Crystal Dynamics, Ser. D, Conv...........(a,c)                180,000               675,000
                                                                                                                ------------
                                 TOTAL PREFERRED STOCKS
                                    (cost $2,281,463)..........................                                 $  1,599,863
                                                                                                                ============

                                                                                            Principal
Short-Term Investments--4.0%                                                                 Amount
-------------------------------------------------------------------------------            -----------
          U.S. Treasury Bills:   5.04%, 1/22/1998..............................            $15,174,000         $  15,129,389
                                 5.06%, 2/26/1998..............................              7,293,000             7,236,625
                                 5.20%, 3/5/1998...............................              4,542,000             4,501,077
                                 5.17%, 3/19/1998..............................                333,000               329,320
                                 5.15%, 4/2/1998...............................              7,235,000             7,139,787
                                                                                                                ------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                   (cost $34,335,725)..........................                                 $ 34,336,198
                                                                                                                ============

TOTAL INVESTMENTS (cost $647,898,576)..........................................                 100.3%          $862,501,112
                                                                                                ======          ============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                   (.3%)         $ (2,967,506)
                                                                                                ======          ============
NET ASSETS.....................................................................                 100.0%          $859,533,606
                                                                                                ======          ============

Notes to Statement of Investments:
-----------------------------------------------------------------------------
(a) Non-income producing.
(b) Investments in non-controlled affiliates (cost $1,243,002)--see Note 1(d).
(c) Securities restricted as to public resale. Investments in restricted securities, with an aggregate value of $1,911,402, represent approximately .22%
    of net assets.

                                                    Acquisition      Purchase      Percentage of
Issuer                                                 Date            Price        Net Assets         Valuation*
-----                                               ----------       --------      ------------        ---------
Crystal Dynamics, Ser. D......................        7/10/95            $7.50          .08%              $3.75
Separation Technologies.......................        1/13/95            3.80           .03               3.80
Separation Technologies, Ser. A, 6% Cum. Conv.    7/12/93-1/13/95        3.80           .11               3.80

-----------------
*The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

                       See notes to financial statements.

Dreyfus New Leaders Fund, Inc.

-------------------------------------------------------------------------------
Statement of Assets and Liabilities                           December 31, 1997

                                                                                                 Cost            Value
                                                                                             -------------    -------------
ASSETS:                       Investments in securities--See Statement of Investments         $647,898,576     $862,501,112
                              Cash.............................................                                   7,788,143
                              Receivable for investment securities sold........                                  13,095,329
                              Receivable for shares of Common Stock subscribed.                                   1,162,610
                              Dividends and interest receivable................                                     314,144
                              Prepaid expenses.................................                                      92,080
                                                                                                               ------------
                                                                                                                884,953,418
                                                                                                               ------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                     584,122
                              Due to Distributor...............................                                     178,820
                              Payable for shares of Common Stock redeemed......                                  15,326,529
                              Payable for investment securities purchased......                                   9,203,165
                              Accrued expenses.................................                                     127,176
                                                                                                               ------------
                                                                                                                 25,419,812
                                                                                                               ------------

NET ASSETS.....................................................................                                $859,533,606
                                                                                                               ============

REPRESENTED BY:               Paid-in capital..................................                                $625,253,695
                              Accumulated net realized gain (loss) on investments                                19,677,375
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4..........................                                214,602,536
                                                                                                               ------------
NET ASSETS.....................................................................                                $859,533,606
                                                                                                               ============

SHARES OUTSTANDING
(100 million shares of $.01 par value Common Stock authorized).................                                  19,381,579

NET ASSET VALUE, offering and redemption price per share--Note 3(d).............                                     $44.35
                                                                                                                     ======

                       See notes to financial statements.

Dreyfus New Leaders Fund, Inc.
-------------------------------------------------------------------------------
Statement of Operations                            Year Ended December 31, 1997

INVESTMENT INCOME


INCOME:                       Cash dividends (net of $14,625 foreign taxes
                                withheld at source)......................                  $  4,256,472
                              Interest...................................                     2,098,812
                                                                                           ------------
                                   Total Income..........................                                     $  6,355,284


EXPENSES:                     Management fee--Note 3(a)...................                    6,000,885
                              Shareholder servicing costs--Note 3(b)......                    2,700,389
                              Custodian fees--Note 3(b)...................                       70,688
                              Prospectus and shareholders' reports.......                        57,103
                              Professional fees..........................                        52,925
                              Registration fees..........................                        47,188
                              Directors' fees and expenses--Note 3(c).....                       45,673
                              Loan commitment fees--Note 2................                        7,819
                              Miscellaneous..............................                         9,711
                                                                                           ------------
                                   Total Expenses........................                                        8,992,381
                                                                                                              ------------



INVESTMENT (LOSS)--NET....................................................                                      (2,637,097)
                                                                                                              ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments:

                                Unaffiliated issuers.....................                  $88,252,214
                                Affiliated issuers.......................                      (63,281)
                                                                                           -----------
                                   Net Realized Gain (Loss)..............                                       88,188,933
                              Net unrealized appreciation (depreciation)
                                on investments:

                                   Unaffiliated issuers..................                    55,827,379
                                   Affiliated issuers....................                       415,384         56,242,763
                                                                                           ------------       ------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      144,431,696
                                                                                                              ------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $141,794,599
                                                                                                              ============

                       See notes to financial statements.

Dreyfus New Leaders Fund, Inc.
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                            Year Ended       Year Ended
                                                                                        December 31, 1997  December 31, 1996
                                                                                        -----------------  -----------------
OPERATIONS:
   Investment (loss)--net...................................................                $ (2,637,097)    $ (1,043,559)
   Net realized gain (loss) on investments.................................                   88,188,933       65,597,834
   Net unrealized appreciation (depreciation) on investments...............                   56,242,763       48,464,766
                                                                                            ------------     ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations......                  141,794,599      113,019,041
                                                                                            ------------     ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net realized gain on investments........................................                  (75,672,264)     (55,873,648)
                                                                                            ------------     ------------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold...........................................                  467,417,822      384,662,435
   Dividends reinvested....................................................                   72,972,658       54,550,741
   Cost of shares redeemed.................................................                 (527,978,672)    (322,304,093)
                                                                                            ------------     ------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions....                   12,411,808      116,909,083
                                                                                            ------------     ------------
         Total Increase (Decrease) in Net Assets...........................                   78,534,143      174,054,476


NET ASSETS:
   Beginning of Period.....................................................                  780,999,463      606,944,987
                                                                                            ------------     ------------
   End of Period...........................................................                 $859,533,606     $780,999,463
                                                                                            ============     ============
Investment (loss)..........................................................                       --         $ (1,115,451)
                                                                                            ------------     ------------

                                                                                               Shares           Shares
                                                                                            ------------     ------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold.............................................................                   10,396,629        9,444,204
   Shares issued for dividends reinvested..................................                    1,671,965        1,359,096
   Shares redeemed.........................................................                  (11,857,646)      (7,865,709)
                                                                                            ------------     ------------
      Net Increase (Decrease) in Shares Outstanding........................                      210,948        2,937,591
                                                                                            ============     ============

                       See notes to financial statements.

Dreyfus New Leaders Fund, Inc.
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          Year Ended December 31,
                                                          ------------------------------------------------------
PER SHARE DATA:                                             1997       1996        1995        1994        1993
                                                          -------    -------     -------     -------     -------
   Net asset value, beginning of period..............      $40.74     $37.39      $31.33      $34.13      $32.17
                                                          -------    -------     -------     -------     -------
   Investment Operations:
   Investment income (loss)--net......................       (.14)      (.05)        .06         .10        .07
   Net realized and unrealized gain (loss) on investments    7.99       6.47        9.17        (.22)      5.30
                                                          -------    -------     -------     -------     -------
   Total from Investment Operations..................        7.85       6.42        9.23        (.12)       5.37
                                                          -------    -------     -------     -------     -------
   Distributions:
   Dividends from investment income--net..............         --         --        (.07)       (.08)       (.07)
   Dividends from net realized gain on investments...       (4.24)     (3.07)      (3.10)      (2.60)      (3.34)
                                                          -------    -------     -------     -------     -------
   Total Distributions...............................       (4.24)     (3.07)      (3.17)      (2.68)      (3.41)
                                                          -------    -------     -------     -------     -------
   Net asset value, end of period....................      $44.35     $40.74      $37.39      $31.33      $34.13
                                                          =======    =======     =======     =======     =======

TOTAL INVESTMENT RETURN..............................       19.54%     17.31%      29.80%       (.15%)     17.07%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........        1.12%      1.17%       1.19%       1.16%       1.22%
   Ratio of net investment income (loss) to average
      net assets.....................................        (.33%)     (.15%)       .17%        .30%        .19%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager.............          --         --         .02%        .05%        .04%
   Portfolio Turnover Rate...........................       82.28%    102.22%     108.80%      94.21%     127.97%
   Average commission rate paid*.....................      $.0608     $.0568          --          --          --
   Net Assets, end of period (000's Omitted).........    $859,534   $780,999    $606,945    $391,625    $338,967

-----------
*For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus New Leaders Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus New Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (d) Affiliated issuers: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended December 31, 1997:

                                                          Shares
                                     ------------------------------------------------
                                      Beginning                               End of      Dividend      Market
Name of Issuer                        of Period    Purchases      Sales       Period       Income        Value
-------------                         ---------   ----------    --------      -------      -------     ---------

Daily Petroleum Services.............    320,000       --        320,000        --            --           --
Individual Investor Group............    307,692       --          --         307,692*        --      $1,923,075*
Separation Technologies--Common......     81,984       --          --          81,984         --         311,539
Separation Technologies--Preferred...    243,385       --          --         243,385         --         924,863

------------
* No longer an affiliated issuer at December 31, 1997.

Dreyfus New Leaders Fund, Inc.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized capital gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   As of December 31, 1997, the Fund reclassified certain components of net assets. The reclassifications resulted in a net decrease to accumulated net investment loss of $3,752,548, a decrease in accumulated net realized gains on investments of $3,617,874 and a decrease in paid-in capital of $134,674. These reclassifications were the result of permanenet book to tax differences, primarily from operating losses. Net assets were not affected by these reclassifications.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, commitment fees, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also contemplates dividends on securities sold short), and extraordinary expenses, exceed 11/2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended December 31, 1997, there was no expense reimbursement pursuant to the Agreement.

   (b) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 1997, the Fund was charged $2,000,295 pursuant to the Shareholder Services Plan.

Dreyfus New Leaders Fund, Inc.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1997, the Fund was charged $411,527 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended December 31, 1997, the Fund was charged $70,688 pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

   (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs within a six-month period following the date of issuance. During the period ended December 31, 1997, redemption fees amounted to $54,020.

NOTE 4--Securities Transactions:

   The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1997:

                                                                                Purchases             Sales
                                                                               ------------         -----------
   Unaffiliated issuers.................................................       $625,568,489        $687,148,753
   Affiliated issuers...................................................              --              1,685,944
                                                                               ------------        ------------
      Total.............................................................       $625,568,489        $688,834,697
                                                                               ============        ============

   At December 31, 1997, accumulated net unrealized appreciation on investments was $214,602,536, consisting of $242,497,249 gross unrealized appreciation and $27,894,713 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus New Leaders Fund, Inc.

-------------------------------------------------------------------------------

Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus New Leaders Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Dreyfus New Leaders Fund, Inc., including the statement of investments as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Leaders Fund, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                     Ernst & Young LLP

New York, New York
February 5, 1998

Dreyfus New Leaders Fund, Inc.

-------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For Federal tax purposes the Fund hereby designates $3.680 per share as a long-term capital gain distribution (of which 71.47% is subject to the 20% maximum Federal tax rate) paid on December 29, 1997 and also designates $.350 per share as a long-term capital gain distribution of the $.560 per share paid on September 15, 1997.

   The Fund also designates 1.76% of the ordinary dividends paid during the fiscal year ended December 31, 1997 as qualifying for the corporate dividends received deduction.

Dreyfus New Leaders Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                     085AR9712